UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 9, 2020

Cigna Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38769 (Commission File Number)	82-4991898 (IRS Employer Identification No.)

900 Cottage Grove Road

Bloomfield, Connecticut 06002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(860) 226-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	CI	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Cigna Corporation (“Cigna” or the “Company”) officials expect to participate in meetings with investors and analysts over the next several weeks.  During these meetings, Cigna officials expect to reaffirm projected full year 2020 consolidated adjusted revenues in the range of $154 billion to $156 billion, full year 2020 consolidated adjusted income from operations on a per share basis in the range of $18.00 to $18.60 and Cigna’s commitment to its target of achieving consolidated adjusted income from operations on a per share basis of $20.00 to $21.00 in 2021.

Cigna officials also expect to provide an update on the timing of the sale of Cigna’s U.S. Group Disability and Life business to New York Life Insurance Company. Closing of the sale is subject to customary closing conditions, including receipt of necessary regulatory approvals. As of today, 55 of the required 65 approvals have been obtained. While the Company has not received, and does not expect to receive, any objections from regulators to the transaction, the coronavirus pandemic has slowed the approval process. As a result, the Company now expects the transaction to close in the fourth quarter of 2020.

As previously disclosed, Cigna expects its debt to capitalization ratio to be in the upper 30%s by December 31, 2020.

Cigna previously discussed its full year 2020 outlook in its press release and investor presentation dated July 30, 2020 and during the related investor conference call. The press release, presentation and the conference call transcript are available in the Investor Relations section of Cigna’s website located at www.cigna.com/about-us/investor-relations. Forward-looking statements in these documents and the related call speak only as of the date they were made.

Adjusted revenues is defined as total revenues excluding net realized investment results from equity method investments and special items. Cigna excludes these items because management believes they are not indicative of past or future underlying performance of the business. Adjusted income (loss) from operations is defined as shareholders’ net income (loss) excluding the following adjustments: net realized investment results, amortization of acquired intangible assets and special items. Adjusted income (loss) from operations is a measure of profitability used by Cigna’s management because it presents the underlying results of operations of Cigna’s businesses and permits analysis of trends in underlying revenue, expenses and shareholders’ net income. These consolidated measures are not determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and should not be viewed as a substitute for the most directly comparable GAAP measure, total revenues and shareholders’ net income, respectively. Management is not able to provide a reconciliation to total revenues or shareholders’ net income (loss) on a forward-looking basis because we are unable to predict certain components thereof including (i) future net realized investment results and (ii) future special items. These items are inherently uncertain and depend on various factors, many of which are beyond our control. As such, any associated estimate and its impact on total revenues and shareholders’ net income could vary materially.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such a filing.

CAUTIONARY STATEMENT FOR PURPOSES OF THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This Current Report on Form 8-K (the “Report”), and oral statements made with respect to information contained in this Report, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on Cigna's current expectations and projections about future trends, events and uncertainties. These statements are not historical facts. Forward-looking statements may include, among others, statements relating to our projected full year 2020 adjusted revenues, projected full year 2020 and 2021 consolidated adjusted income from operations on a per share basis, our projected debt to capitalization ratio and our expectations regarding the sale of our U.S. Group Disability and Life business included in Item 7.01 of this Report, as well as statements concerning future financial or operating performance, including our ability to deliver affordable, personalized and innovative solutions for our customers and clients, in light of the challenges presented by the COVID-19 pandemic; future growth, business strategy, strategic or operational initiatives, including our organizational efficiency plan; economic, regulatory or competitive environments, particularly with respect to the pace and extent of change in these areas; financing or capital deployment plans and amounts available for future deployment; our prospects for growth in the coming years; strategic transactions, including the merger (“Merger”) with Express Scripts Holding Company and the sale of our U.S. Group Disability and Life business; our ongoing operational response to the COVID-19 pandemic; and other statements regarding Cigna’s future beliefs, expectations, plans, intentions, financial condition or performance. You may identify forward-looking statements by the use of words such as “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “may,” “should,” “will” or other words or expressions of similar meaning, although not all forward-looking statements contain such terms.

Forward-looking statements are subject to risks and uncertainties, both known and unknown, that could cause actual results to differ materially from those expressed or implied in forward-looking statements. Such risks and uncertainties include, but are not limited to: our ability to achieve our financial, strategic and operational plans or initiatives; our ability to predict and manage medical and pharmacy costs and price effectively; our ability to adapt to changes or trends in an evolving and rapidly changing industry; our ability to effectively differentiate our products and services from those of our competitors and maintain or increase market share; our ability to develop and maintain good relationships with physicians, hospitals, other health care providers, producers, consultants and pharmaceutical manufacturers; changes in the pharmacy provider marketplace or pharmacy networks; changes in drug pricing; the impact of modifications to our operations and processes; our ability to identify potential strategic transactions and realize the expected benefits (including anticipated synergies) of such transactions in full or within the anticipated time frame, including with respect to the Merger and the sale of our U.S. Group Disability and Life business, as well as our ability to integrate or separate operations, resources and systems; the substantial level of government regulation over our business and the potential effects of new laws or regulations or changes in existing laws or regulations; the outcome of litigation, regulatory audits, investigations, actions or guaranty fund assessments; uncertainties surrounding participation in government-sponsored programs such as Medicare; the effectiveness and security of our information technology and other business systems and those of our key suppliers or other third parties; the impact of our debt service obligations on the availability of funds for other business purposes; unfavorable industry, economic or political conditions, including foreign currency movements; acts of civil unrest, war, terrorism, natural disasters or pandemics; reinsurance credit risk, the scale and scope of the COVID-19 pandemic and its potential impact on our business, operating results, cash flows and financial condition, as well as on our employees, clients, customers, suppliers and partners and on the U.S. and global economies, as well as more specific risks and uncertainties discussed in our most recent report on Form 10-K, as supplemented by our quarterly report on Form 10-Q for the period ended March 31, 2020, and subsequent reports on Forms 10-Q and 8-K available through the Investor Relations section of www.cigna.com. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made, are not guarantees of future performance or results, and are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Cigna undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cigna Corporation
Date: September 9, 2020	By:	/s/ Eric P. Palmer
Eric P. Palmer
Executive Vice President and Chief Financial Officer

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